UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22405

ClearBridge Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	November 30, 2014

CLEARBRIDGE

ENERGY MLP FUND INC. (CEM)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Energy MLP Fund Inc. for the twelve-month reporting period ended November 30, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

December 26, 2014

II	ClearBridge Energy MLP Fund Inc.

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a strong pace during the twelve months ended November 30, 2014 (the “reporting period”). The U.S. Department of Commerce reported that in the fourth quarter of 2013, U.S. gross domestic product (“GDP”)i growth was 3.5%. Severe winter weather then played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014; this was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce reported that third quarter GDP growth was 5.0%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending and the strongest reading for GDP growth since the third quarter of 2003.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, but generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October and was 58.7 in November.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.7%. Unemployment generally declined throughout the reporting period and reached a low of 5.8% in October and November 2014, the lowest level since July 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases.

ClearBridge Energy MLP Fund Inc.	III

Investment commentary (cont’d)

At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. Finally, on December 17, 2014, after the reporting period ended, the Fed said that “Based on its current assessment, the Committee judges that it can be patient... to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time...”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

December 26, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Energy MLP Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the Energy sector. The Fund considers an entity to be within the Energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal.

We focus primarily on energy-related MLPs with stable, predictable cash flows, using a bottom-up process to find MLPs that we believe offer sustainable and predictable distributions, as well as relatively low direct commodity exposure. We also seek out companies with the potential to grow their businesses, and thereby their distributions, over time, evaluating companies based on their geographic footprints, the markets and types of assets they invest in, their balance sheet strength and their ability to make accretive acquisitions.

ClearBridge Investments, LLC is the Fund’s subadviser. The portfolio managers primarily responsible for overseeing the day-to-day management of the Fund are Richard A. Freeman, Michael Clarfeld, CFA, Chris Eades, and Peter Vanderlee, CFA.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equities posted strong gains over the one year period ending November 30, 2014, with the NASDAQ Composite Indexi, S&P 500 Indexii and Dow Jones Industrial Average (“DJIA”)iii returning 18.02%, 16.86% and 13.42%, respectively. MLPs were up around 20% through September but then sold off in October and November on the back of lower crude prices and a weaker outlook for activity in the energy patch. Within the S&P 500 Index, Health Care, Information Technology and Utilities paced the gains, up more than 25% each, while Energy and Telecommunications (telecoms) lagged the group. The Energy sector fell 5.5% while the Telecoms sector advanced 8.8%. Small caps lagged their larger peers as the Russell 2000 Indexiv returned 3.99% over the period due to severe declines in the second and third quarters of the calendar year.

Other than the first calendar quarter of 2014 when harsh weather conditions drove a 2.1% contraction, U.S. gross domestic product (“GDP”)v has expanded healthily at an annualized pace between +3.5% and +5.0% each quarter since last summer. The unemployment rate declined steadily throughout the year to 5.8% and the Conference Board’s consumer confidence index increased more than +30% over the period as well, hitting the highest readings since 2007.

While 2014 opened with many economists and analysts forecasting higher interest rates, this did not play out as the 10-year yield declined from the year-end high of 3.0% to a low of 2.1% in mid-October. Low borrowing costs, combined with increased confidence drove mergers and acquisitions (“M&A”) announcements to record levels. The Health Care and Information Technology sectors saw the lion’s share of the activity, with many companies acting to lower their tax bills by pursuing companies domiciled outside the U.S.

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	1

Fund overview (cont’d)

The Federal Reserve Board (“Fed”)vi stood squarely in the spotlight all year long as Janet Yellen replaced Ben Bernanke as Chairperson. The Fed tapered its quantitative easing program to a close in October but committed to low target interest rates for “considerable time” in order to boost inflation toward its 2% target. While the Fed was busy beginning to tighten monetary policy, other central banks around the world were loosening monetary policy to counter fears of a global slowdown, namely the European Central Bank (“ECB”)vii and the Bank of Japan. These divergent interest rate dynamics have spilled over into the foreign exchange markets, driving the dollar sharply higher against many other currencies.

Throughout the year geo-political events have dominated the headlines, but have had relatively little impact on the markets. Brent oil prices soared to touch $115 per barrel during June as the Sunni militant group Islamic State in Iraq and Syria (ISIS) started an insurgency against the predominantly Shia Iraqi government, capturing several cities in northern Iraq. But these gains in crude prices proved illusory as prices fell to $70 in November on over-supply concerns. We are not overly concerned that lower oil prices will dramatically reduce U.S. energy production and thereby meaningfully cloud the outlook for MLPs. Many U.S. shale plays remain economic at these lower prices and we therefore expect production growth to continue, albeit at a slightly slower pace than would be true if oil prices were higher.

Q. How did we respond to these changing market conditions?

A. After six years of strong returns, MLP stocks corrected sharply in the final months of 2014. This correction, spurred by the significant decline in oil prices, surprised many investors given the toll-road nature of MLPs and their limited direct commodity exposure.

The MLPs we favor do derive the majority of their cash flows from long-term contracts, with fee-based revenues that are reasonably insulated from the vicissitudes of the commodity markets. However, years of surging share prices left MLP stocks priced to near perfection at the time when oil prices declined. From January to August of 2014 MLPs surged over 20%, driving the securities to all-time highs and their yields to all-time lows. At the end of August the yield on the group had fallen to 5.1% (vs. a five-year average higher than 6%) and several high-fliers sported yields below 2% - full levels for yield-driven equities. These demanding valuations left MLPs vulnerable to a correction, which arrived with crude price declines.

The infrastructure assets owned by MLPs predominantly generate cash flow based on the volume of oil and gas moving through the system, not the price. So the key question for MLP investors is what is likely to happen to oil and gas production volumes. We believe that in spite of the decline in oil prices, overall energy volumes produced are likely to grow in 2015, although we do foresee a slower growth rate compared to our prior forecast. Further, over the long term, we believe the industry will produce continued production growth.

Lower oil prices do cloud the outlook for oil production as it reduces the incentive for exploration & production (“E&P”) companies to drill. Nevertheless, at current prices there are still many plays that are economic to produce, though clearly fewer than when oil prices are higher. In spite of the drop in oil

2	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

prices, the U.S. Energy Information Administration (“EIA”) forecasts continued oil production growth in 2015 due to (1) the lagged response of producers to lower prices and (2) the high-grading of drilling programs to acreage that remains attractive even at current levels. This forecast could prove to be high or oil production could stumble in 2016 on the back of low prices throughout 2015. But we would expect any meaningful drop in production to be relatively short lived (e.g. 1-2 years).

Over time, we expect oil prices to recover and the clouds over the U.S. energy industry to lift (or at least diminish significantly) as the current oil price is unsustainably low. At current oil prices of around $50 per barrel only around one third of existing global oil fields would display positive returns to drill new wells. With drastically reduced industry drilling activity and existing production naturally declining at a high-single-digit rate, the global oil market should tighten and ultimately balance. Prices will have to move higher to incentivize drilling or else the current glut would likely turn into a significant shortage.

While the price of oil dominates energy investors’ minds these days, oil is not the only game in town. In fact, in the U.S. oil represents just over a third of energy produced with the balance driven by natural gas and natural gas liquids (“NGLs”). Natural gas production has grown significantly in the last few years and that is expected to continue as low-cost shale gas replaces coal for power generation. Over the past 10 years, natural gas has taken 10% market share from coal to generate electricity. The prevalence of low-cost gas also drives increased manufacturing and petro-chemical production, which further increases the demand for gas. Lastly, America’s large shale gas resources have positioned the country to begin exporting natural gas as liquefied natural gas (“LNG”). LNG exports should begin at the end of 2015 and should grow in scale through the end of the decade. So for natural gas, lower prices are generally beneficial as they drive increased demand and thereby production. Increasing production requires new pipelines and infrastructure, which translates to growth for MLPs.

MLPs have grown their distributions every year for the last ten years, in spite of all the ups and downs in commodity prices. Lower oil prices will likely result in slower growth but we still expect distributions for the industry to be up in 2015 and beyond. MLP stocks may not trade up significantly higher until oil stages a sustained recovery to the equilibrium we referenced earlier. We do not know when that will occur, but we believe that should happen in time. In the meantime, the asset class offers an average yield higher than 6%.

As of the end of the reporting period, the Fund held (as a percentage of total investments) 28.6% in diversified energy infrastructure MLPs, 25.5% in liquid transportation & storage MLPs, 25.0% in gathering/processing MLPs, 7.6% in oil, gas & consumable fuels MLPs, 4.3% in natural gas transportation & storage MLPs, 3.6% in global infrastructure MLPs, 2.6% in shipping MLPs, 1.2% in oil/refined products MLPs, 1.1% in transportation infrastructure MLPs, 0.2% in refining MLPs, 0.1% in petrochemicals MLPs and 0.2% in short-term investments.

Performance review

For the twelve months ended November 30, 2014, ClearBridge Energy MLP Fund Inc. returned 16.38% based on its net asset value (“NAV”)viii and 6.87% based on its New York Stock Exchange (“NYSE”) market

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	3

Fund overview (cont’d)

price per share. The Lipper Energy MLP Closed-End Funds Category Averageix returned 12.30% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.63 per share, all of which will be treated for tax purposes as a return of capital. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of November 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of November 30, 2014
Price per share	12-month total return**
$29.32 (NAV)	16.38	%†
$27.57 (Market Price)	6.87	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The diversified energy infrastructure, liquids transportation & storage and gathering/processing sub-sectors contributed positively to absolute performance during the period. In terms of individual Fund holdings, leading contributors to performance for the period included Energy Transfer Equity LP, Kinder Morgan Management LLC, Magellan Midstream Partners LP, Enterprise Products Partners LP, and Sunoco Logistics Partners LP.

Q. What were the leading detractors from performance?

A. In terms of individual Fund holdings, leading detractors from performance for the period included positions in Boardwalk Pipeline Partners LP, ONEOK Partners LP, Genesis Energy LP, PBF Logistics LP and QEP Midstream Partners LP.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the reporting period, we established several new Fund positions, including Shell Midstream Partners LP, Macquarie Infrastructure Company LLC, Antero Midstream Partners LP, CONE Midstream Partners LP and PBF Logistics LP. We also sold out of one holding: Boardwalk Pipeline Partners LP. Meanwhile, during the period Kinder Morgan Inc. consolidated its LP subsidiaries: Kinder Morgan Energy Partners LP (KMP) and Kinder Morgan Management LLC (KMR) and El Paso Pipeline Partners LP (EPB). While we like the prospects for the go-forward Kinder Morgan, we sold out of our positions in Kinder Morgan Energy Partners LP and El Paso Pipeline Partners LP to reduce the overall position size to a more manageable level.

Looking for additional information?

The Fund is traded under the symbol “CEM” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the

4	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

symbol “XCEMX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in ClearBridge Energy MLP Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Clarfeld, CFA

Portfolio Manager

ClearBridge Investments, LLC

Chris Eades

Portfolio Manager

ClearBridge Investments, LLC

Richard A. Freeman

Portfolio Manager

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager

ClearBridge Investments, LLC

December 16, 2014

RISKS: All investments are subject to risk, including the risk of loss. MLP distributions are not guaranteed and there is no assurance that all distributions will be tax deferred. Investments in MLP securities are subject to unique risks. The Fund’s concentration of investments in energy-related MLPs subjects it to the risks of investing in MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of November 30, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2014 were: Enterprise Products Partners LP (12.5%), Energy Transfer Equity LP (12.1%), Kinder Morgan Inc. (12.1%),

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	5

Fund overview (cont’d)

Magellan Midstream Partners LP (9.7%), Plains All American Pipeline LP (8.2%), Buckeye Partners LP (7.3%), MarkWest Energy Partners LP (6.9%), Energy Transfer Partners LP (6.2%), Targa Resources Partners LP (6.2%) and Enbridge Energy Partners LP (6.0%). Please refer to pages 8 through 10 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2014 were: Diversified Energy Infrastructure (45.2%), Liquids Transportation & Storage (40.4%), Gathering/Processing (39.6%), Oil, Gas & Consumable Fuels (12.1%) and Natural Gas Transportation & Storage (6.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iv

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

vi

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

6	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2014 and November 30, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	7

Schedule of investments

November 30, 2014

ClearBridge Energy MLP Fund Inc.

Security	Shares/ Units	Value
Master Limited Partnerships — 144.1%
Diversified Energy Infrastructure — 45.2%
Energy Transfer Equity LP	4,151,578	$246,562,217
Energy Transfer Partners LP	1,924,523	125,421,164
Enterprise Products Partners LP	6,808,278	254,221,100
Genesis Energy LP	1,353,393	59,589,894
ONEOK Partners LP	1,591,911	70,171,437
Plains GP Holdings LP, Class A Shares	1,581,390	41,084,512
Regency Energy Partners LP	3,202,263	91,232,473
Williams Partners LP	601,812	31,137,753
Total Diversified Energy Infrastructure		919,420,550
Gathering/Processing — 39.6%
Access Midstream Partners LP	1,913,795	119,956,671
Antero Midstream Partners LP	1,137,090	31,486,022	*
Cone Midstream Partners LP	1,072,880	29,461,285	*
Crestwood Midstream Partners LP	2,187,203	43,919,036
DCP Midstream Partners LP	2,081,112	99,706,076
Dominion Midstream Partners LP	817,203	25,374,153	*
Enable Midstream Partners LP	1,026,301	20,649,176
EnLink Midstream Partners LP	2,652,595	73,980,875
Exterran Partners LP	357,667	8,841,528
MarkWest Energy Partners LP	1,969,198	139,931,210
QEP Midstream Partners LP	677,030	10,866,331
Targa Resources Partners LP	2,280,138	125,019,967
Western Gas Partners LP	1,078,216	76,477,861
Total Gathering/Processing		805,670,191
Global Infrastructure — 5.7%
Brookfield Infrastructure Partners LP	2,775,413	115,179,640
Liquids Transportation & Storage — 40.4%
Buckeye Partners LP	1,927,410	148,160,007
Enbridge Energy Partners LP	3,273,208	122,745,300
Holly Energy Partners LP	900,440	30,299,806
Magellan Midstream Partners LP	2,370,760	196,512,297
PBF Logistics LP	1,147,988	26,208,566
Plains All American Pipeline LP	3,253,071	167,370,503
Sunoco Logistics Partners LP	1,955,860	94,155,100
Tesoro Logistics LP	508,112	29,099,574
Valero Energy Partners LP	141,220	5,891,698
Total Liquids Transportation & Storage		820,442,851

See Notes to Financial Statements.

8	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

ClearBridge Energy MLP Fund Inc.

Security			Shares/ Units	Value
Natural Gas Transportation & Storage — 6.8%
Spectra Energy Partners LP			1,377,667	$74,352,688
TC Pipelines LP			896,964	64,572,438
Total Natural Gas Transportation & Storage				138,925,126
Oil/Refined Products — 1.8%
Shell Midstream Partners LP			1,013,500	37,013,020	*
Petrochemicals — 0.2%
Westlake Chemical Partners LP			109,030	3,084,459
Refining — 0.3%
Western Refining Logistics LP			200,690	6,241,459
Shipping — 4.1%
Golar LNG Partners LP			381,069	12,537,170
Teekay LNG Partners LP			1,416,078	51,007,129
Teekay Offshore Partners LP			744,087	19,130,477
Total Shipping				82,674,776
Total Master Limited Partnerships (Cost — $1,511,757,500)				2,928,652,072

			Shares
Common Stocks — 13.9%
Energy — 12.1%
Oil, Gas & Consumable Fuels — 12.1%
Kinder Morgan Inc.			5,941,311	245,673,227
Industrials — 1.8%
Transportation Infrastructure — 1.8%
Macquarie Infrastructure Co. LLC			510,930	35,918,379
Total Common Stocks (Cost — $187,894,207)				281,591,606
Total Investments before Short-Term Investments (Cost — $1,699,651,707)				3,210,243,678

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.3%
Repurchase Agreements — 0.3%
State Street Bank & Trust Co. repurchase agreement dated 11/28/14; Proceeds at maturity — $6,469,000; (Fully collateralized by U.S. Treasury Bonds, 8.125% due 8/15/21; Market value — $6,604,721) (Cost — $6,469,000)	0.000%	12/1/14	$6,469,000	6,469,000
Total Investments† — 158.3% (Cost — $1,706,120,707#)				3,216,712,678
Liabilities in Excess of Other Assets — (58.3)%				(1,184,120,779)
Total Net Assets — 100.0%				$2,032,591,899

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	9

Schedule of investments (cont’d)

November 30, 2014

ClearBridge Energy MLP Fund Inc.

*	Non-income producing security.

†	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

#	Aggregate cost for federal income tax purposes is $1,444,594,675.

See Notes to Financial Statements.

10	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

Statement of assets and liabilities

November 30, 2014

Assets:
Investments, at value (Cost — $1,706,120,707)	$3,216,712,678
Cash	47
Current tax receivable (Note 9)	5,163,889
Deferred debt issuance and offering costs	3,030,236
Dividends and distributions receivable	1,332,198
Prepaid expenses	59,998
Total Assets	3,226,299,046

Liabilities:
Deferred tax liability (Note 9)	647,592,936
Senior secured notes (Note 6)	442,000,000
Loan payable (Note 5)	90,000,000
Interest payable	6,161,414
Payable for securities purchased	5,366,158
Investment management fee payable	2,157,892
Audit and tax fees payable	281,100
Directors’ fees payable	16,612
Accrued expenses	131,035
Total Liabilities	1,193,707,147
Total Net Assets	$2,032,591,899

Net Assets:
Par value ($0.001 par value, 69,335,796 shares issued and outstanding; 100,000,000 shares authorized)	$69,336
Paid-in capital in excess of par value	1,008,972,375
Accumulated net investment loss, net of income taxes	(72,462,988)
Accumulated net realized gain on investments, net of income taxes	141,396,735
Net unrealized appreciation on investments, net of income taxes	954,616,441
Total Net Assets	$2,032,591,899

Shares Outstanding	69,335,796

Net Asset Value	$29.32

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	11

Statement of operations

For the Year Ended November 30, 2014

Investment Income:
Dividends and distributions	$136,836,818
Less: Foreign taxes withheld	(153,669)
Return of capital (Note 1(f))	(126,362,151)
Net dividends and distributions	10,320,998
Interest	27
Total Investment Income	10,321,025

Expenses:
Investment management fee (Note 2)	24,594,558
Interest expense (Notes 5 and 6)	16,584,518
Amortization of debt issuance and offering costs	412,813
Directors’ fees	361,986
Audit and tax fees	344,413
Transfer agent fees	289,910
Commitment fees (Note 5)	207,458
Legal fees	175,987
Fund accounting fees	157,147
Stock exchange listing fees	75,626
Shareholder reports	51,804
Franchise taxes	41,635
Insurance	35,994
Rating agency fees	35,680
Custody fees	18,787
Miscellaneous expenses	56,163
Total Expenses	43,444,479
Net Investment Loss, before income taxes	(33,123,454)
Net current and deferred tax benefit (Note 9)	12,660,474
Net Investment Loss, net of income taxes	(20,462,980)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 9):
Net Realized Gain (Loss) From:
Investment transactions	87,772,566
Deferred tax expense (Note 9)	(32,300,304)
Net Realized Gain, net of income taxes	55,472,262
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	414,295,034
Deferred tax expense (Note 9)	(150,267,978)
Change in Net Unrealized Appreciation (Depreciation), net of income taxes	264,027,056
Net Gain on Investments, net of income taxes	319,499,318
Increase in Net Assets from Operations	$299,036,338

See Notes to Financial Statements.

12	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

Statements of changes in net assets

For the Years Ended November 30,	2014		2013

Operations:
Net investment loss, net of income taxes	$(20,462,980)		$(18,580,250)
Net realized gain, net of income taxes	55,472,262		145,469,777
Change in net unrealized appreciation (depreciation), net of income taxes	264,027,056		230,106,037
Increase in Net Assets From Operations	299,036,338		356,995,564

Dividends/Distributions to Shareholders From (Note 1):
Dividends	—		(106,652,853)
Return of capital	(112,565,306)		—
Decrease in Net Assets From Dividends/Distributions to Shareholders	(112,565,306)		(106,652,853)

Fund Share Transactions:
Net proceeds from sale of shares (136,240 and 1,616,276 shares issued, respectively)	3,462,688	†‡	42,153,540	†
Reinvestment of distributions (130,062 and 434,269 shares issued, respectively)	3,663,222		11,169,030
Increase in Net Assets From Fund Share Transactions	7,125,910		53,322,570
Increase in Net Assets	193,596,942		303,665,281

Net Assets:
Beginning of year	1,838,994,957		1,535,329,676
End of year*	$2,032,591,899		$1,838,994,957
*Includesaccumulated net investment loss, net of income taxes, of:	$(72,462,988)		$(52,000,008)

†	Net of sales charges of $54,892 and $588,154, respectively.

‡	Net of shelf registration offering costs of $141,844.

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	13

Statement of cash flows

For the Year Ended November 30, 2014

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$299,036,338
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(512,357,011)
Sales of portfolio securities	411,599,139
Net purchases, sales and maturities of short-term investments	1,129,000
Return of capital	126,362,151
Private placement commitment fees	38,961
Increase in dividends and distributions receivable	(193,406)
Amortization of deferred debt issuance and offering costs	(146,688)
Decrease in prepaid expenses	20,527
Increase in income tax receivable	(2,346,564)
Increase in payable for securities purchased	5,366,158
Increase in investment management fee payable	303,836
Increase in Directors’ fees payable	41,588
Increase in interest payable	279,621
Decrease in audit and tax fees payable	(37,437)
Decrease in accrued expenses	(282,168)
Increase in net deferred tax liability	171,682,560
Net realized gain on investments	(87,772,566)
Change in unrealized appreciation of investments	(414,295,034)
Net Cash Used in Operating Activities*	(1,570,995)

Cash Flows from Financing Activities:
Distributions paid on common stock, net of reinvestments	(108,902,084)
Proceeds from sale of shares	3,470,859
Proceeds from issuance of Senior Secured Notes	75,000,000
Increase in loan payable	32,000,000
Net Cash Provided by Financing Activities	1,568,775
Net Decrease in Cash	(2,220)
Cash at Beginning of Year	2,267
Cash at End of Year	$47
Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$3,663,222

*	Included in operating expenses is cash of $16,518,810 paid for interest and commitment fees on borrowings and $571,815 paid for income taxes net of refunds, if any.

See Notes to Financial Statements.

14	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2014[1]	2013[1]	2012[1]	2011[1]	2010[1,2]

Net asset value, beginning of year	$26.63	$22.91	$20.95	$21.03	$19.07	[3]

Income (loss) from operations:
Net investment loss	(0.30)	(0.27)	(0.21)	(0.30)	(0.00)	[4]
Net realized and unrealized gain	4.62	5.55	3.64	1.65	2.66
Total income from operations	4.32	5.28	3.43	1.35	2.66

Less distributions from:
Dividends	—	(1.56)	—	—	(0.11)
Return of capital	(1.63)	—	(1.47)	(1.43)	(0.59)
Total distributions	(1.63)	(1.56)	(1.47)	(1.43)	(0.70)

Net asset value, end of year	$29.32	$26.63	$22.91	$20.95	$21.03

Market price, end of year	$27.57	$27.35	$23.20	$21.89	$21.26
Total return, based on NAV[5,6]	16.38%	23.38%	16.74%	6.66%	14.17%
Total return, based on Market Price[7]	6.87%	25.17%	13.30%	10.24%	10.05%

Net assets, end of year (millions)	$2,033	$1,839	$1,535	$1,363	$1,346

Ratios to average net assets:
Management fees	1.24%	1.26%	1.30%	1.30%	1.22%[8]
Other expenses	0.95	0.95	0.62	0.41	0.35	[8]
Subtotal	2.19	2.21	1.92	1.71	1.57
Income tax expense	8.57	11.88	9.06	3.92	18.50	[8]
Total expenses[9]	10.76	14.09	10.98	5.63	20.07	[8,10]
Net investment loss, net of income taxes	(1.03)	(1.07)	(0.94)	(1.42)	(0.03)	[8]

Portfolio turnover rate	14%	21%	10%	14%	13%

Supplemental data:
Loan and Debt Issuance Outstanding, End of Year (000s)	$532,000	$425,000	$465,000	$419,600	$350,000
Asset Coverage for Loan and Debt Issuance Outstanding	482%	533%	430%	425%	485%
Weighted Average Loan and Debt Issuance (000s)	$474,679	$452,644	$445,461	$408,085	$329,470
Weighted Average Interest Rate on Loan and Debt Issuance	3.49%	3.00%	1.64%	0.92%	0.97%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 25, 2010 (commencement of operations) to November 30, 2010.

[3]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.93 per share.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	15

Financial highlights (cont’d)

[6]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

Excludes the impact of reimbursement for organization fees in the amount of 0.01%. Inclusive of the reimbursement the ratio is 20.06%. The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

16	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Energy MLP Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, exchange-traded funds the primarily hold MLP interests and debt securities of MLPs. The Fund considers an entity to be within the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	17

Notes to financial statements (cont’d)

investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

18	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Master limited partnerships	$2,928,652,072	—	—	$2,928,652,072
Common stocks	281,591,606	—	—	281,591,606
Total long-term investments	$3,210,243,678	—	—	$3,210,243,678
Short-term investments†	—	$6,469,000	—	6,469,000
Total investments	$3,210,243,678	$6,469,000	—	$3,216,712,678

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	19

Notes to financial statements (cont’d)

(c) Net asset value. The Fund determines the net asset value of its common stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines the net asset value per share of common stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payables), net of income taxes, by the total number of shares of common stock outstanding.

(d) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(f) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and

20	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended November 30, 2014, the Fund estimated that approximately 92.96% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $127,203,351 of dividends and distributions received from its investments.

Additionally, the Fund recorded revisions to the return of capital estimates from the year ended November 30, 2013 in the amount of an $841,200 increase in dividends and distributions received from investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividends and distributions are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions to common stockholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The Fund currently estimates that 100% of its current period distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the MLPs.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(k) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses),

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	21

Notes to financial statements (cont’d)

which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and tax credit carryforwards. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that net operating losses and tax credit carryforwards may expire unused.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current and prior tax years remain open and subject to examination by tax jurisdictions.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the year ended November 30, 2014, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays LMPFA an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

22	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended November 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$512,357,011
Sales	411,599,139

4. Derivative instruments and hedging activities

During the year ended November 30, 2014, the Fund did not invest in any derivative instruments.

5. Loan

The Fund has a 364-day revolving credit agreement with State Street Bank and Trust Company (“State Street”), which allows the Fund to borrow up to an aggregate amount of $200,000,000. Unless renewed, the agreement will terminate on July 9, 2015. The Fund pays a commitment fee up to an annual rate of 0.15% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at variable rates based on the LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding and any additional expenses. State Street and the senior secured note holders have equal access to the lien (See Note 6). The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. At November 30, 2014, the Fund had $90,000,000 of borrowings outstanding per the credit agreement. Interest expense related to the loan for the year ended November 30, 2014 was $616,138. For the year ended November 30, 2014, the Fund incurred $207,458 in commitment fees. For the year ended November 30, 2014, the average daily loan balance was $63,501,370 and the weighted average interest rate was 0.97%.

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	23

Notes to financial statements (cont’d)

6. Senior secured notes

On July 12, 2012, the Fund completed a private placement of $267,000,000 of fixed-rate senior secured notes (the “Senior Notes”). On June 6, 2013, the Fund completed a second private placement of $100,000,000 of Senior Notes. On April 30, 2014, the Fund completed a third private placement of $75,000,000 of Senior Notes. Net proceeds from such offerings and borrowings under the credit facility were used to repay outstanding borrowings, make new portfolio investments, and for general corporate purposes. At November 30, 2014, the Fund had $442,000,000 aggregate principal amount of Senior Notes outstanding. Interest expense related to the Senior Notes for the year ended November 30, 2014 was $15,968,380. Costs incurred by the Fund in connection with the Senior Notes are recorded as a deferred charge which are amortized over the life of the notes. Securities held by the Fund are subject to a lien, granted to the Senior Notes holders, to the extent of the borrowings outstanding and any additional expenses. The Senior Notes holders and the lender have equal access to the lien (See Note 5).

The table below summarizes the key terms of the offering.

Security	Amount	Rate	Maturity
Senior secured notes:
Series A	$25,000,000	2.80%	July 12, 2015
Series B	$50,000,000	3.53%	July 12, 2019
Series C	$102,000,000	4.06%	July 12, 2022
Series D	$90,000,000	4.21%	July 12, 2024
Series A	$50,000,000	3.65%	June 6, 2023
Series B	$50,000,000	3.78%	June 6, 2025
Series A	$75,000,000	4.20%	April 30, 2026

7. Distributions subsequent to November 30, 2014

The following distribution has been declared by the Fund’s Board of Directors and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
2/20/2015	2/27/2015	$0.415

8. Capital shares

During the year ended November 30, 2014, the Fund filed a registration statement with the Securities and Exchange Commission authorizing the Fund to issue an additional 5,000,000 shares of common stock through an equity shelf offering. Under the equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a charge to paid-in capital. For the year ended November 30, 2013, the Fund sold 1,616,276 shares of common stock and the proceeds from such sales were $42,153,539 net of sales charges $588,154. For the year ended November 30, 2014, the Fund sold 136,240 shares of common stock and the proceeds from such sales were $3,462,688, net of offering costs and sales charges of $196,736.

24	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

9. Income taxes

The Fund’s current and deferred income tax provision for the respective categories on the Statement of Operations are as follows:

	Net Investment Loss	Net Realized Gain	Change in Net Unrealized Appreciation	Total
Current tax expense (benefit)	$(1,774,750)	—	—	$(1,774,750)
Deferred tax expense (benefit)	(10,885,724)	$32,300,304	$150,267,978	171,682,558
Total tax expense (benefit)	$(12,660,474)	$32,300,304	$150,267,978	$169,907,808

The Fund’s federal and state income tax provision consist of the following:

	Federal	State	Total
Current tax expense (benefit)	$(1,198,678)	$(576,072)	$(1,774,750)
Deferred tax expense (benefit)	158,592,725	13,089,833	171,682,558
Total tax expense (benefit)	$157,394,047	$12,513,761	$169,907,808

Total income taxes have been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 1.8%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

During the year, the Fund’s combined federal and state income tax rate decreased from 37.00% to 36.80% due to changes in the composition of MLP investments, changes in the underlying MLP activity in various state tax jurisdictions, and reductions of enacted state tax rates in certain jurisdictions. This decrease resulted in the additional income tax benefit and corresponding decrease in the Fund’s effective tax rate outlined below.

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gains (losses) before income taxes as follows:

Provision at statutory rates	35.00%	$164,130,451
State taxes, net of federal tax benefit	1.80%	8,440,995
Change in blended state tax rate from 2.0% to 1.8%	-0.55%	(2,580,896)
Other, net	-0.02%	(82,742)
Total tax expense (benefit)	36.23%	$169,907,808

Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (iii) the net tax benefit of net operating losses and tax credit carryforwards.

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	25

Notes to financial statements (cont’d)

Components of the Fund’s net deferred tax asset (liability) as of November 30, 2014 are as follows:

Deferred Tax Assets
Net operating loss carryforward	$4,143,990
Minimum tax credit	661,286
Other carryforwards	18,580

Deferred Tax Liabilities
Unrealized gains on investment securities	(555,897,845)
Basis reduction resulting from differences in the book vs. taxable income received from MLPs	(96,518,947)
Total net deferred tax asset (liability)	$(647,592,936)

At November 30, 2014 the Fund had federal and state net operating loss carryforwards of $10,358,874 and $12,507,593 (net of state apportionment), respectively (deferred tax asset of $4,143,990). Several states compute net operating losses before apportionment, therefore the value of the state net operating loss carryforward disclosed may fluctuate for changes in apportionment factors. Realization of the deferred tax asset related to the net operating loss carryforwards is dependent, in part, on generating sufficient taxable income, as well as sufficient taxable income in each respective jurisdiction, prior to expiration of the loss carryforwards. If not utilized, the federal net operating loss carryforward expires in tax year 2033 and the state net operating loss carryforwards expire in tax years between 2016 and 2033.

At November 30, 2014 the Fund also had a minimum tax credit carryforward of $661,286, which is available to offset against future regular federal tax liabilities. The minimum tax credit does not carry an expiration.

The amount of net operating loss and tax credit carryforwards differed from the amounts disclosed in the prior year financial statements due to differences between the estimated and actual amounts of taxable income received from the MLPs for the prior year, as well as revisions to certain tax elections.

Although the Fund currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established on the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

26	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

At November 30, 2014, the cost basis of investments for Federal income tax purposes was $1,444,594,675. At November 30, 2014, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$1,778,990,187
Gross unrealized (depreciation)	(6,872,184)
Net unrealized appreciation (depreciation) before tax	$1,772,118,003
Net unrealized appreciation (depreciation) after tax	$1,119,978,578

10. Subsequent event

On January 8, 2015, the Fund completed a private placement of $42 million of fixed-rate Mandatory Redeemable Preferred Stock. Net proceeds from the offering will be used to make new portfolio investments and for general corporate purposes.

The table below summarizes the key terms of the offering.

Security	Aggregate Amount	Shares	Rate	Liquidation Preference	Maturity
Mandatory Redeemable Preferred Stock
Series A	$19 million	190	3.85%	$100,000	1/08/21
Series B	$23 million	230	4.18%	$100,000	1/08/23

ClearBridge Energy MLP Fund Inc. 2014 Annual Report	27

Report of independent registered public accounting firm

The Board of Directors and Shareholders

ClearBridge Energy MLP Fund Inc.:

We have audited the accompanying statement of assets and liabilities of ClearBridge Energy MLP Fund Inc. (the “Fund”), including the schedule of investments, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from June 25, 2010 (commencement of operations) to November 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Energy MLP Fund Inc. as of November 30, 2014, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from June 25, 2010 (commencement of operations) to November 30, 2010, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 21, 2015

28	ClearBridge Energy MLP Fund Inc. 2014 Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of ClearBridge Energy MLP Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (the “Sub-Adviser”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Adviser, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and the Sub-Adviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Adviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Adviser.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Adviser provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Adviser.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Adviser

ClearBridge Energy MLP Fund Inc.	29

Board approval of management and subadvisory agreements (unaudited) (cont’d)

under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and the Sub-Adviser at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and the Sub-Adviser and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Adviser, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Adviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Adviser and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the particular investment style, philosophy and strategy of the Manager and the Sub-Adviser, as well as the resources available to the Manager and the Sub-Adviser. The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged closed-end energy MLP funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of seventeen funds, including the Fund, for the 1-year period ended June 30, 2014 and eleven funds, including the Fund, for the 3-year period ended such date. The Board noted

30	ClearBridge Energy MLP Fund Inc.

that it had received and discussed with the Manager and the Sub-Adviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2014 was ranked twelfth among the funds in the Performance Universe for that period (first being best in these performance rankings) and was worse than the Performance Universe median. For the 3-year period ended June 30, 2014, the Fund’s performance was ranked seventh among the funds in the Performance Universe for that period and was worse than the Performance Universe median. The Board noted that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. In explaining the Fund’s performance relative to the Performance Universe, the Manager also noted differences between the investment strategies of the Fund and other Performance Universe funds. Specifically, the Manager indicated that the Fund utilized less leverage than other Performance Universe funds during the period and invested in higher quality names. In a rising market, the use of less leverage detracted from the Fund’s performance relative to the Performance Universe. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund underperformed its benchmark for the 1-year period, but outperformed its benchmark for the 3-year period.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances (including the Fund’s limited performance history), continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to the Sub-Adviser under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Adviser. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of the Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and eight other leveraged closed-end

ClearBridge Energy MLP Fund Inc.	31

Board approval of management and subadvisory agreements (unaudited) (cont’d)

energy MLP funds, as classified by Lipper. The funds in the Expense Group had net common share assets ranging from $234.8 million to $1.74 billion. One of the other funds in the Expense Group was larger than the Fund and five were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee was ranked first among the Expense Group funds (first being lowest and, therefore, best in these expense rankings) and was better (i.e., lower) than the Expense Group median for that expense component. The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked third among the Expense Group funds compared on the basis of common share assets only and was better than the Expense Group median for that expense component. The Fund’s actual Management Fee was ranked fourth among the Expense Group funds compared on the basis of both common share and leveraged assets and was at the Expense Group median for that expense component. The Lipper Expense Information also showed that the Fund’s actual total expenses ranked seventh and eighth, respectively, among the funds in the Expense Group on both a common share assets only basis and on the basis of common share and leveraged assets and in each case were worse than the Expense Group median for that expense component. In explaining the Lipper Expense Information comparisons of the Fund’s actual total expenses, the Manager noted that as an “older” member of the Expense Group, the Fund likely incurs higher franchise taxes than newer funds in the Expense Group and has longer term debt with higher interest expense than newer funds. The Board considered further that the small number of funds in the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in

32	ClearBridge Energy MLP Fund Inc.

response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to the Sub-Adviser was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 3 percent during the period covered by the analysis but remained at a level that was not considered excessive by the Board in light of the Manager’s explanation in support of the profitability level, judicial guidance, and the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Adviser.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-adviser

The Board considered other benefits received by the Manager, the Sub-Adviser and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

ClearBridge Energy MLP Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or the Sub-Adviser were present.

34	ClearBridge Energy MLP Fund Inc.

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of ClearBridge Energy MLP Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:
Robert D. Agdern[1]
Year of birth	1950
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business Northwestern University (since 2002); Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

ClearBridge Energy MLP Fund Inc.	35

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Emeritus Professor of French and Italian at Drew University (since 2014); formerly, Professor of French and Italian at Drew University (2009 to 2014); Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor,
Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

36	ClearBridge Energy MLP Fund Inc.

Independent Directors cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[2]	Director and Member of Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Adjunct Professor, Washington University in St. Louis and University of Iowa law schools and Consultant, corporate governance matters (since 2014); formerly CFO, Press Ganey Associates (health care informatics company) (2012-2014); Managing Director and CFO, Houlihan Lokey (international investment bank and advisory firm) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

ClearBridge Energy MLP Fund Inc.	37

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) held with Fund[2]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of portfolios in fund complex overseen by Director (including the Fund)	149
Other board memberships held by Director during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[2]	Chief Compliance Officer
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

38	ClearBridge Energy MLP Fund Inc.

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[2]	Identity Theft Prevention Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[2]	Secretary and Chief Legal Officer
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[2]	Assistant Secretary
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002)

ClearBridge Energy MLP Fund Inc.	39

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[2]	Principal Financial Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[2]	Treasurer
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[2]	Senior Vice President
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section (a)(19) of the 1940 Act.

[1]	Effective January 1, 2015, Mr. Agdern became a Director.

[2]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2017, year 2015 and year 2016, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[3]	Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

40	ClearBridge Energy MLP Fund Inc.

Annual chief executive officer and

principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

ClearBridge Energy MLP Fund Inc.	41

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

42	ClearBridge Energy MLP Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s

ClearBridge Energy MLP Fund Inc.	43

Dividend reinvestment plan (unaudited) (cont’d)

investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

44	ClearBridge Energy MLP Fund Inc.

ClearBridge

Energy MLP Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

ClearBridge Energy MLP Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

CEM

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

ClearBridge Energy MLP Fund Inc.

ClearBridge Energy MLP Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the ClearBridge Energy MLP Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

CBAX01311 1/15 SR15-2393

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2013 and November 30, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $148,800 in 2013 and 130,100 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $6,000 in 2013 and $47,000 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for ClearBridge Energy MLP Fund Inc.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $99,763 in 2013 and $94,750 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the ClearBridge Energy MLP Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to ClearBridge Energy MLP Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the ClearBridge Energy MLP Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to ClearBridge Energy MLP Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to ClearBridge Energy MLP Fund Inc. during the reporting period were $0 in 2014.

(h) Yes. ClearBridge Energy MLP Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the ClearBridge Energy MLP Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with
Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern (Effective January 1, 2015, Mr. Agdern became a member of the Audit Committee and the Board of Directors.)

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

Jeswald W. Salacuse (Effective June 30, 2014, Mr. Salacuse retired from the Audit Committee and the Board of Directors.)

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Investments LLC

(f/ka ClearBridge Advisors LLC)

(“ClearBridge”)

ClearBridge is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

ClearBridge votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve ClearBridge of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issue, ClearBridge considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., ClearBridge SAI investment team) may adopt proxy voting policies that supplement ClearBridge’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies.ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that non-ClearBridge relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Richard Freeman Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2010	Co-portfolio manager of the fund; Mr. Freeman is a Senior Portfolio Manager and Managing Director of ClearBridge and has 36 years of industry experience. Mr. Freeman joined the subadviser or its predecessor in 1983.

Chris Eades Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2010	Co-portfolio manager of the fund; Managing Director, Co-Director of Research, Senior Research Analyst for Energy joined ClearBridge in 2006 as a senior research analyst for energy and was named co-director of research in 2009. Prior to joining ClearBridge, Mr. Eades served as an energy analyst and portfolio manager at Saranac Capital from 2002 to 2006.

Peter Vanderlee, CFA Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2010	Co-portfolio manager of the fund; Managing Director and Portfolio Manager with ClearBridge Advisors. Mr. Vanderlee has thirteen years of investment management experience and fourteen years of related investment experience.

Michael Clarfeld, CFA Clearbridge 620 Eighth Avenue New York, NY 10018	Since 2010	Co-portfolio manager of the fund; Managing Director and Portfolio Manager of ClearBridge; he has been with ClearBridge since 2006. Prior to joining ClearBridge, Mr. Clarfeld was an equity analyst with Hygrove Partners, LLC and a financial analyst with Goldman Sachs.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2014.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Richard Freeman	Other Registered Investment Companies	8	$21.9 billion	None	None
	Other Pooled Vehicles	4	$4.9 billion	None	None
	Other Accounts	50,902	$17.1 billion	None	None

Chris Eades	Other Registered Investment Companies	4	$3.8 billion	None	None
	Other Pooled Vehicles	1	$1.0 billion	None	None
	Other Accounts	3	$5.9 million	None	None

Michael Clarfeld	Other Registered Investment Companies	7	$11.9 billion	None	None
	Other Pooled Vehicles	3	$1.2 billion	None	None
	Other Accounts	39,289	$6.9 billion	None	None

Peter Vanderlee	Other Registered Investment Companies	8	$13.5 billion	None	None
	Other Pooled Vehicles	7	$2.6 billion	None	None
	Other Accounts	39,289	$6.9 billion	None	None

(a)(3):

Portfolio Manager Compensation Structure (ClearBridge)

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridges’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award

•	ClearBridge’s Deferred Incentive Plan (CDIP)—a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock Deferral—a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.

•	Legg Mason Restricted Stock and Stock Option Grants—a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance.

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

•	Overall firm profitability and performance;

•	Amount and nature of assets managed by the portfolio manager;

•	Contributions for asset retention, gathering and client satisfaction;

•	Contribution to mentoring, coaching and/or supervising;

•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis;

•	Market compensation survey research by independent third parties

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The subadviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of November 30, 2014.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Richard Freeman	G
Chris Eades	D
Michael Clarfeld	D
Peter Vanderlee	D

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

ClearBridge Energy MLP Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: January 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	January 27, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	January 27, 2015